SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report: September 30, 1997




                          SAVOIR TECHNOLOGY GROUP, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-11560                 94-2414428
----------------------------      -----------------       ----------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)



              254 EAST HACIENDA, CAMPBELL, CA                    95008
       --------------------------------------------         --------------
         (Address of principal executive offices)             (Zip Code)



                                 (408) 379-0177
                            ------------------------
                         (Registrant's telephone number,
                              including area code)

This Current Report on Form 8-K is being amended to revise the pro-forma financial statements which are exhibits hereto, to eliminate certain prior adjustments in order to reflect events which occurred subsequent to the date of the original filing.



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    Financial statements of business acquired.

                    Consolidated financial statements of Star Management Services, Inc., a Delaware corporation ("Star") and its subsidiaries, pertaining to the registrant's acquisition of all of the outstanding common stock of Star are submitted herewith as shown in Item 7(c) following.

           (b)      Pro Forma Financial Information.

                    Pro forma financial statements for Savoir Technology Group, Inc., showing the pro forma effects of the acquisition of Star, are submitted herewith as shown in Item 7(c) following.

           (c)      Exhibits.


                    *99.1 Financial Statements of Star Management Services, Inc. and Subsidiaries:
                             a. Report of Independent Public Accountants dated November 26, 1997



                             b. Consolidated Balance Sheets as of September 30, 1997 and October 31, 1996


                             c. Consolidated Statements of Income for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995


                             d. Consolidated Statements of Stockholders' Equity for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

                             e. Consolidated Statements of Cash Flows for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995


                             f. Notes to Consolidated Financial Statements for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995


                    99.2 Pro Forma Financial Statements of Savoir Technology Group, Inc.:

                             a. Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996 (Unaudited)

                             b. Notes to Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996 (Unaudited)

                             c. Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1997 (Unaudited)

                             d. Notes to Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1997 (Unaudited)

-------------


*Filed previously.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Dated:  February 16, 1998


                          SAVOIR TECHNOLOGY GROUP, INC.



                                       By         /S/ JAMES W. DORST
                                          -------------------------------------
                                                    James W. Dorst
                                                Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

    Exhibit
      No.                                       Description
    -------                                     -----------


     *99.1      Financial Statements of Star Management Services, Inc. and
                Subsidiaries:


      a.        Report of Independent Public Accountants dated
                November 26, 1997

      b.        Consolidated Balance Sheets as of September 30, 1997 and
                October 31, 1996

      c. Consolidated Statements of Income for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

      d. Consolidated Statements of Stockholders' Equity for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

      e. Consolidated Statements of Cash Flows for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

      f. Notes to Consolidated Financial Statements for the Eleven Months ended September 30, 1997 and the Years Ended October 31, 1996 and 1995

     99.2       Pro Forma Financial Statements of Savoir Technology
                Group, Inc.:

      a. Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996 (Unaudited)

      b. Notes to Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996
                (Unaudited)

      c. Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1997 (Unaudited)

      d. Notes to Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 1997 (Unaudited)

----------


*Filed previously.


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